SUPPLEMENT TO PROSPECTUS
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                     VARIABLE ACCUMULATION ANNUITY CONTRACTS

                          (TDA, IRA AND FPA CONTRACTS)

                                   Issued By:

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                                   Through its

                             SEPARATE ACCOUNT NO. 2
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This  Supplement  is  for  TDA   Participants   under  TDA  Contracts  when  the
Contractholder has adopted a TDA Plan that allows Participants to make Contributions by rollovers from eligible retirement plans, and our TDA Contract has been amended to permit such Contributions, in addition to Contributions from salary reduction. The Prospectus, dated May 1, 2003, is modified as described below for Contributions by rollovers to a TDA Contract.

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On Page 3 under "1. Tax Deferred Annuity Contracts (TDA  Contracts)",  on page 4 under "Contributions during the Accumulation Period", and on page 16 under "Payment of Contributions--TDA Contracts", the discussion is supplemented by the following:

      In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b) or 403(b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your employer's Plan and our TDA Contract issued for the Plan permit rollovers. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

      You should note that amounts you roll over to a TDA Contract and earnings thereon will be subject to all restrictions under the Contract applicable to salary reduction Contributions, including restrictions on withdrawals prior to when you reach age 59-1/2. See "Our Payment of Account Balance to You or a Beneficiary--Your Right to Make Withdrawals, including by
      Specified   Payments"   and   "Federal   Tax   Information--TDA   and  IRA
      Contracts--When No Penalty Tax is Due". We do not maintain separate records or account balances for Contributions from salary reduction and from any rollovers you make, or for earnings on those amounts.

On page 34 under  "Distributions  under TDA and IRA  Contracts  (other than Roth
IRAs)", the first sentence is revised to read as follows:

      A TDA Participant who makes Contributions by salary reduction or by rollover from another retirement plan does not have any investment in the contract.

On page 35 under "TDA Contracts--Exclusion of Contributions from Gross Income", the following paragraph is added at the end of the section:

      The limits described above apply to Contributions from salary reductions. They do not apply to tax-free rollovers from eligible retirement plans made to a TDA Contract.

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Dated: June 19, 2003